Morgan Stanley Annual Financial Services Conference Lou Maiuri Chief Operating Officer Tuesday, June 11, 2019

Preface and forward-looking statements This presentation contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. 2

Global expertise with integrated client solutions 2018 Total Revenue Mix3 • Strong investment capabilities, • One of the world’s leading 2 investment service providers with managing ~$2.8T globally 2 NII rd ~$33T AUC/A 22% • 3 largest ETF provider Management 2 fees globally with AUM of ~$660B • Trusted with more than of 10% 15% world’s assets FX trading svcs 4 • Operates globally in more than 10% • #1 FX provider to asset 100 geographic markets managers Sec Servicing fees Finance • Liquidity provider with ~$4.0T • Market leading Middle-office 45% 4% 2 in lendable assets provider Data & Other (incl. CRD) 4%5 • #1 in ETF servicing for almost 10 years Differentiated business model with FY2018 12% ROE Ref er to the Appendix included with this presentation f or endnotes 1 to 10, and endnote 1 f or sources. 3

Ongoing journey to provide best-in-class client service quality and improve efficiency through technology enhancements


Today
Industry Leader as Technology-Enabled Scale Provider
Beacon
2016
2010
ITOT

Path Forward

Becoming the #1 Asset Servicing Provider via simplification, client service quality & client satisfaction

2010 – ITOT

Successes

- (O) Consolidated hundreds of regional and business-specific processing teams into 10 Centers of Excellence
- (T) Launched foundational technology for data management and accounting

Challenges

- (O) Complex, non-standard activity limited benefits from consolidation
- (OT) Becoming a G-SIB increased costs in regulatory and infrastructure initiatives

2016 – Beacon

Successes

- (O) Migrated significant processing work from high cost locations to Global Hubs
- (T) Automation yielded ~50% reduction in faxes (from 57K to 30K average per month)[6]
- (T) Standardized and automated Global Accounting platform

Challenges

- (OT) Experienced increased servicing complexity: Increase of 2x in derivatives and other complex instruments volume[7]
- (T) Only 40% of funds using standardized and automated Global Accounting platform[8]

Increased complexity of clients outpaced prior transformation efforts and were an obstacle to bottom line savings

Today

Drive global processing scale in Hubs under a streamlined leadership model across State Street

Expect to achieve 85% standardization of new functionality and automation on Global Accounting platform; supplement with Robotics / AI to further digitize

Relentless focus on simplifying client complexity

Enable front-to-back platform, simplifying the client experience

O Operations | T Technology | OT Operations & Technology

Refer to the Appendix included with this presentation for endnotes 1 to 10.

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Leveraging efficiencies under the COO Organization, STT will focus on simplification across all aspects of the operation

Focus areas and current roadmap	Actions and outcomes

Technological simplification


App-intensive architecture & complex systems
Current Status
Integrated & simplified platforms to reduce costs

Simplifying and enhancing our data architecture to enable technology-driven scale for our clients

~# of applications


-10%
2,000+
2018
2019 Goal

Outcome:

Reduction in applications and supporting infrastructure systems. Target of ~230 applications to be rationalized in 2019

Goal:

Further rationalize an additional 5-10% reduction in 2020

Process simplification


Over-engineered & highly customized, processes
Current Status
Standard, efficient & streamlined global processes

Rationalizing and applying process re-engineering to drive productivity, efficiency and quality of delivery

Select Centers of Excellence (COE) metrics

COE Process	Unit Cost Δ 4Q18 v 4Q17[9]
Transaction Services	↓ Down 5%
Derivatives	↓ Down 10%
Securities Valuation	↓ Down 10%
Corporate Actions	↓ Down 9%

Outcome:

Unit cost declines achieved within 7 Centers of Excellence

Goal:

Continue to drive on-going unit cost improvement up to 5-10% by end of 2020

Refer to the Appendix included with this presentation for endnotes 1 to 10.

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Leveraging efficiencies under the COO Organization, STT will focus on simplification across all aspects of the operation

Focus areas and current roadmap	Actions and outcomes

Organizational simplification

Silo-heavy, hierarchical & machine-type organization → Current Status → Flatter, more agile construct driven by outcomes

Flattening organization and creating action driven teams to drive execution and joint-accountability

Mgmt. Delayering | Centralized Model

Outcome:

- Eliminated 15% of mgmt. tiers to better drive strategic execution[10]
- Moved from multiple regional accounting teams to one global organization

Goal: More agile operating model, driving faster decision making times and better outcomes

Client simplification

Highly customized, bespoke client solutions → Current Status → Standard, industry leading client solutions

Working with our clients to standardize data received and simplify custom processing/reporting

Areas of Complexity	Challenge	Goal
Receipt of non-standard client data Highly customized processes & reporting	Creates increased manual touches for large volume of data	Automate to reduce 10%, or 1.3M, of manual touches by end of 2019

Refer to the Appendix included with this presentation for endnotes 1 to 10.

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Operations & Technology (O&T)

Aligning the O&T organizations to enhance savings opportunities in its annual spend of ~$4B while improving the client experience and mitigating risk

O&T expenses[A] ($B)



+7.0%
-0.7%
1.98
1.97
2.11
2.11
2.10
1.04
1.07
1.13
1.07
1.02
0.93
0.90
0.99
1.04
1.08
1H17
2H17
1H18
2H18
1H19E[B]
Technology
Operations

O&T headcount[A] (Period-end, '000)



+13.5%
-1.3%
23.0
23.8
25.2
26.1
25.8
7.1
8.4
9.9
11.5
12.4
15.9
15.4
15.3
14.6
13.4
1H17
2H17
1H18
2H18
1H19E[B]
Non-Hub
Hubs

Financial performance

1H17 to 2H18:

- Expenses increased 7% mainly due to higher business volumes, technology investments and Global Hubs expansion

2H18 to 1H19E[A]:

- Aggressive focus on resource discipline in light of revenue challenges
- Non-Hub headcount expected down 8%, as more activities are located in our Hubs

Process and productivity improvements

O&T accounts for ~60% of STT's $350M 2019 expense savings target

- Resource discipline: Management delayering and third party vendor renegotiations
- Process reengineering & automation: Sustained shift to Global Hubs

Driving structural expense improvements by:

- Sustained focus on process simplification
- Curtailing manual touch points
- Moving to common platforms and retiring legacy applications

Investments: STT continues to invest to drive efficiencies & service quality improvements

[A] Line items may not sum to total due to rounding; [B] 1H19 are estimates.

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Case Study: Global Markets Operations & Technology

Previously siloed and inefficient, O&T teams began to drive efficiency together under one model

Historical challenges	Transformation drivers		Progress
Large percentage of workforce in financial centers increasing cost	Efficiency & savings	Workforce optimization	• Reduced average cost per head by >20% while increasing efficiency[A] • Increased engineers in Global Hubs from 45% to 54%[B]
Inefficient support model with multiple vendors and touch points		Support model simplification	• Production support/infrastructure costs expect to be reduced by 15% in 2019 (goal of 40% by end of 2020)
Ineffective Data Center Strategy with multiple sites		Support model simplification	• Launched data center consolidation strategy to reduce sites from 9 to 3 by end of 2020[C]
Complex application landscape with ~140 technology applications	Improve client experience	Support model simplification Application rationalization	• Expect 12% reduction of applications in 1H19, 21% reduction by end of 2019
Stability and resiliency management challenges driven by application and infrastructure fragmentation		Technology optimization & simplification	• Improved stability and resiliency with >40% reduction in number of outages[D]

[A] Cost per head is reflective of the change from 2H16 to 1H19 estimates for the GM IT team; [B] 45% as of period-end 2Q16 and 54% as of period-end 1Q19 estimate; [C] 9 data centers as of 2019; [D] >40% reduction in number of outages based on comparison between 2Q16 and 1Q19 estimate.

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Becoming the #1 asset servicing provider: Being the best at what we do Targeted next stepsA: Increase service quality • Enhance Net Promoter Scores (NPS) score by 10% annually Enhance productivity • Be the most efficient asset servicing operation to our clients by driving unit cost reductions across operational processes annually Deeper client connectivity Enhanced client experience • Enhance client engagement by moving to new client coverage model with account plans Client retention • Increase client context via improved client sentiment platform and client business Business efficiencies intelligence • 100% adoption of standard client interaction tools across top 50 clients Shareholder value • Drive a higher performing organization Front-to-back platform • Execute on the industry’s first front-to-back asset servicing platform from a single provider • Help solve growth, performance, efficiency, data and risk becoming an essential partner to our clients • Drive efficiencies across the front, middle and back offices GOAL: #1 Asset Servicing Provider A Targets expected to be achiev ed annually ov er the medium-term using 2018 results as the baseline. 9

Morgan Stanley Annual Financial Services Conference Questions Lou Maiuri, Chief Operating Officer and Eric W. Aboaf, Chief Financial Officer Answers Tuesday, June 11, 2019

Appendix Endnotes 12 Forward-looking statements 13 Definitions 14 11

Endnotes

Several of the below notes indicate that source data is drawn from one or more sources, including State Street, or that analyses, calculations, compilations or similar exercises are applied to data presented by one or more sources, including by State Street. These data and analyses, calculations, compilations and similar exercises, in all cases, inherently include and involve assumptions, estimations and some omissions and therefore, in general, are to be treated as approximate, indicative and for illustrative purposes only.

1 Sources:
   a. "Trusted with more than 10% of world's assets": State Street and McKinsey Global Institute, Global Capital Markets, June 30, 2017. This represents State Street's 2Q17 AUC/A ($31T) as a proportion of total global financial assets ($289T); Updated in March 2019 per bespoke McKinsey report.
   b. "Market leading Middle-Office provider": State Street data and analysis to identify firms outsourcing middle office. Based on assets that are fully outsourced to a middle office service provider and does not include certain component services, in which only a portion of middle office activity is performed. Analysis based on the 100 largest Asset Managers per Pensions & Investments rankings as of December 2017.
   c. "#1 in ETF servicing for almost 10 years": Compiled based on industry data sourced from ETFGI Global ETF Industry Insights and State Street data and analysis. State Street ETF AUC/A and industry data were used in the calculation of market share size.
   d. "3rd largest ETF provider globally": Bloomberg, as of March 31, 2019
   e. "#1 FX provider to asset managers": 2018 Euromoney (Real Money) FX Survey

2 AUC/A, AUM, and lendable assets as of period-end March 31, 2019

3 Chart based on FY2018 total revenue line items. During 1Q19, we voluntarily changed our accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 323, Investments – Equity Method and Joint Ventures, for investments in low income housing tax credit from the equity method of accounting to the proportional amortization method of accounting. This change in accounting method has been applied retrospectively to all prior periods. Reference the Form 8-K filed on May 2, 2019 for further details.

4 FX trading services comprises FX trading revenue, as well as brokerage and other trading services.

5 Data & other revenue includes Charles River Systems Inc. (CRD) beginning October 1, 2018.

6 Time period for reduction in faxes was based from December 2015 (57K in faxes) to December 2018 (30K in faxes).

7 Increased of 2x in derivatives based on comparison from 1Q17 to 4Q18.

8 Metric based on asset manager clients in North America and EMEA on our primary Global Accounting platform, which represents a majority of the funds we service.

9 Unit Cost represents the average marginal per transaction and position unit cost in COEs.

10 15% elimination of management tiers are based on actions taken for the entire organization.

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Forward-looking statements This presentation (and the discussion accompanying it) contains f orward-looking statements within the meaning of United Stat es securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stoc k purchase programs, government al and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not al wa ys, identified by such forward-looking terminology as “forward,” “will,” “goal,” “target,” “expect,” “outlook,” “vision,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “ see k,” “ may,” “trend,” and “strategy” or similar statements or variations of suc h terms. Thes e stat ements are not guarant ees of f uture performance, are inherently unc ertain, are based on current assumptions that are difficult to predict and involve a number of r i sks and uncertainties. Therefore, actual outcomes and results ma y differ materially from wha t is expressed in thos e stat ements, and t hose st atements should not be relied upon as representing our expectations or beliefs as of any time subsequent to t he time this presentation is first furnished to t he SEC on a Current Report on Form 8-K. Important f actors that may af fect f uture results and outcomes include, but are not limited to: t he financial strength of t he c ount erparties wit h which we or our clients do business and to which we have invest ment , credit or financial exposures or to which our clients ha ve s uch exposures as a result of our acting as agent, including as an asset manager or securities lending agent; increases in the volatility of, or declines in the l e vel of , our NII, changes in the composition or valuation of t he assets recorded in our consolidated statement of condition (and our ability to measure the f air value of investment s ecurities) and c hanges in the manner in which we fund t hose assets; the volatility of servicing fee, management fee, trading f ee and securities finance revenues due t o, among other fact ors, the value of equity and fi xed-income markets, market interest and FX rat es, the vol u me of client transaction acti vity, competiti ve pressures in the investment ser vicing and asset management industries, and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of t he U.S. and international securities markets, particularly the markets for fi xed-inco me securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the l e vel and volatility of interest rates, the valuation of the U.S. dollar relative to ot her currencies in which we record revenue or accrue expenses and t he performance and volatility of securities, credit, currency and other mar kets in the U.S. and int ernationally; and the i mpact of monetar y and fiscal policy in the U.S. and internationall y on prevailing rates of int erest and currenc y exchange rates in the mar kets in which we provide s ervices to our clients; t he credit qualit y, credit-agenc y ratings and fair values of the securities in our invest ment securities portf olio, a deterioration or downgrade of which could lead to OTTI of suc h securities and t he recognition of an impairment loss in our consolidat ed st atement of income; our ability to attract deposits and ot her low-cost, short-term f unding; our ability to manage t he l e vel and pricing of such deposits and t he relati ve portion of our deposits that are det ermined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner c onsistent with our liquidity needs, regulator y requirements and risk profile; the manner and timing with which t he Federal Reserve and other U.S. and non-U.S. regulators implement or reevaluate t he regulator y framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as thos e proposed by the Basel Committee and European legislation (such as Undertakings for Collective Invest ments in Transferable Securities (UCITS) V, the Money Market Fund Regulation and the Markets in Financial Instruments Directive (MiFID II)/Markets in Financial Instruments Regulation (MiFIR)); among other consequences, thes e regulatory changes imp act t he levels of regulator y capital, long-term debt and liquidity we must maint ain, accept able levels of credit exposure to t hird parties, marg in requirements applicable to derivatives, restrictions on banking and financial acti vities and the manner in which we structure and i mplement our global operations and servicing relationships. In addition, our regulatory posture and related expenses ha ve been and will continue to be affect ed by heightened standards and changes in regulatory expectations for global systemically important financial institutions applicable t o, among other things, risk management , liquidity and c apital planning, resolution planning and compliance programs, as well as changes in government al enforcement approaches to perceived failures to comply wit h regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet , whether arising under the Dodd-Frank Act or implement ation of int ernational standards applicable to financial institutions, such as t hose proposed by the B asel Committ ee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or ext ernal data, f ormulae, models, assumptions or ot her advanced s yste ms used in t he calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non- objection of t he Federal Reserve or ot her U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporat e acti vities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stoc k repurchases, without which our g r owth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives ma y be restricted; changes in law or regulation, or the enf orcement of law or regulation, that ma y adversely affect our business acti vities or those of our clients or our count erparties, and the products or services t hat we sell, including, wit hout limitation, additional or increased taxes or assessments thereon, capital adequacy requirements, marg in requirements and changes t hat expose us to r i sks relat ed to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or int ernationally, including those which ma y result from recessions or political instability; for example, t he U.K.'s exi t from the European Union or actual or potential changes in trade policy, such as tariffs or bilateral and multilateral trade agreements; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfac es wit h our clients, any f ailure of which, in whole or in part, ma y among other things, reduce our competiti ve position, diminish t he cost-ef fectiveness of our systems and processes or provide an ins ufficient ret urn on our associated investment; our ability to promot e a strong cult ure of risk management, operating controls, compliance oversight, et hical behavior and governance that me ets our expectations and those of our clients and our regulators, and the financial, regulatory, reput ational and ot her cons equences of our failure to meet s uch expectations; t he impact on our compliance and controls enhancement programs associated with t he appointment of a monitor under t he deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement wit h the SEC, including the pot ential f or such monitor and compliance consultant to require changes to our programs or to identify ot her issues that require substantial expendit ures, changes in our operations, payments to clients or reporting to U.S. aut horities; the results of our r evi e w of our billing practices, including additional findings or amounts we ma y be required to reimburse clients, as well as pot ential cons equences of s uch r evi e w, including damage to our client relationships or our reput ation and adverse actions or penalties imposed by governmental authorities; our ability to expand our use of t echnolog y to enhance the efficiency, accuracy and reliability of our operations and our dependencies on inf ormation t echnology; to replace and c onsolidat e systems, particularly t hose relying upon older tec hnology, and to adequat ely incorporate resiliency and business continuity into our s ystems management ; to i mplement robust management processes into our technology development and maintenanc e programs; and to control r i sks related to use of t echnology, including cyber-crime and inadvertent data disclosures; our ability to address threats to our information technology infrastructure and systems (including those of our third-party service providers), the ef fectiveness of our and our t hird part y service providers' efforts to manage the resiliency of the s yste ms on which we r el y, controls regarding the access t o, and integrity of, our and our clients' data, and complexities and costs of protecting the security of such systems and data; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential c hanges in the amount of compensation we recei ve from clients for our services, and t he mix of services provided by us that clients choose; the large institutional clients on which we foc us are often able to exert considerable market influence and have di verse invest ment acti vities, and t his, combined with strong competitive market f orces, subjects us to significant pressure to reduce t he fees we charge, to pot entially significant changes in our AUC/A or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our revenue in the event a client re-balances or changes its investment approach, re-directs assets to lower- or higher-fee asset classes or changes the mi x of products or services that it receives from us; the pot ential for losses arising from our investments in spons ored investment f unds; t he possibility that our clients will incur substantial losses in invest ment pools for which we act as agent , the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and t he potential that clients will seek to hold us liable for such losses; and the possibility t hat our clients or regulators will assert claims that our fees, with respect to such invest ment products, are not appropriate; our ability to anticipate and manage the level and timing of redemptions and wit hdrawals from our collateral pools and ot her collective investment products; the credit agenc y ratings of our debt and depositar y obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry- wide factors, or ot her reputational harm; our ability to control operational risks, data security breach r i sks and outsourcing risks, our ability to protect our intellectual propert y rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, f ail or be circumvent ed; changes or potential changes to the competiti ve environment, due to, among ot her t hings, regulatory and technological changes, the eff ects of industry consolidation and perceptions of us, as a suitable service provider or c ount erparty; our ability to complete acquisitions, joint vent ures and di vestitures, including, without limitation, our ability to obt ain regulatory approvals, the ability to arrange financing as required and t he ability to satisfy closing conditions; the r i sks that our acquired businesses, including, without limitation, our acquisition of Charles River Systems, I nc. (CRD), and joint ventures will not achieve their anticipat ed financial, operational and product innovation benefits or will not be int egrated successfully, or that the integration will ta ke longer than anticipated; that expected synergies will not be achieved or unexpect ed negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; t hat other regulatory or operational challenges will be experienced; and that disruptions from t he transaction will harm our relationships with our clients, our employees or regulators; our ability to int egrate CRD’s front office soft ware solutions with our middle and bac k office capabilities to develop a front- to-middle-to-bac k of fice platf orm t hat is competitive, generat es revenues in line with our expectations and me ets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performanc e of and demand for the products and ser vices we off er; and the potential for new products and services to imp ose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and co mply with regulatory requirements and expect ations; changes in accounting standards and practices; and t he impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important f actors that could cause actual results to diff er materially from thos e indicated by any f orward-looking statements are set forth in our 2018 Annual Report on Form 10-K and our subsequent SEC filings. We enc ourage investors to read t hese filings, particularly the sections on risk factors, for additional inf ormation with respect to any for ward-looking st atements and prior to m a ki ng any investment decision. The f orward-looking statements contained in t his presentation (and t he conf erence call referenced herein) should not be relied on as representing our expect ations or beliefs as of any time subsequent to the time this present ation is first furnished to the SEC on a Current Report on Form 8-K, and we do not undertake efforts to r e vi se t hose forward-looking statements to reflect events after that time. 13

Definitions 1H First half of a financial year 2H Second half of a financial year AI Artificial intelligence Apps Applications AUC/A Assets under custody and/or administration AUM Assets under management COEs Centers of Excellence COO Chief Operating Officer CRD Charles River Systems, Inc. ETF Exchange-traded fund FX Foreign exchange FY Full year G-SIB Global systemically important bank GAAP Generally accepted accounting principles in the United States Global Hubs Operations in China (Hangzhou), India (Bangalore, Hyderabad, Mumbai) and Poland (Krakow) Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest income was disclosed as net interest revenue prior to 1Q17 Net Promoter Score (NPS) Management tool used to measure company’s client relationship and serves as a customer satisfaction survey, providing insights into the loyalty of a client to the company Non-Hubs Operations excluding those in Global Hubs Outage Unplanned system events that result in disruptions to business as usual activities Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity Unit Cost Represents the average marginal per transaction and position unit cost in COEs Year-over-year (YoY) Current period compared to the same period a year ago 14